SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 21, 2004

                              Glacier Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

                                     MONTANA
                 (State or other jurisdiction of incorporation)

       000-18911                                            81-0519541
------------------------                         -------------------------------
(Commission File Number)                         IRS Employer Identification No.

                                 49 Commons Loop
                               Kalispell, MT 59901
               (Address of principal executive offices) (zip code)

        Registrant's telephone number, including area code: 406-756-4200

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 9.01 - Financial Statements and Exhibits

      (a)   Financial statements - not applicable.

      (b)   Pro forma financial information - not applicable.

      (c)   Exhibits:

            99.1 Press Release dated October 21, 2004 announcing third quarter financial results for 2004.

Item 7.01.  Regulation FD Disclosure

The information contained in this Item 9 of this Current Report on Form 8-K is also being furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release NO. 33-8216.

On October 21, 2004, we issued a press release announcing our third quarter financial results for 2004. A copy of the press release is attached as Exhibit
99.1 and is incorporated herein in its entirety by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: October 21, 2004

                                    GLACIER BANCORP, INC.

                                           /s/ Michael J. Blodnick
                                           -----------------------
                                           Michael J. Blodnick
                                           President and Chief Executive Officer